SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2018

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 15, 2018, USA Technologies, Inc. (the “Company”), entered into a new consent letter (the “New Consent Agreement”) relating to the Company’s existing Credit Agreement dated November 9, 2017 (“Credit Agreement”) by and among the Company, as the borrower, its subsidiaries, as guarantors, and JPMorgan Chase Bank, N.A., as the lender and administrative agent for the lender (the “Lender”). The New Consent Agreement, among other things, extends until December 31, 2018 the time period for delivery to the Lender of the Company’s audited financial statements for the fiscal year ended June 30, 2018 and the unaudited financial statements for the fiscal quarter ended September 30, 2018, and the related compliance certificates required pursuant to the Credit Agreement. The New Consent Agreement also requires the Company to deliver to the Lender a nonrefundable extension fee of $52,800.

The first consent letter previously entered into by the Company and the Lender on September 28, 2018, had, among other things, extended until November 15, 2018 the time period for delivery to the Lender of the Company’s audited financial statements for the fiscal year ended June 30, 2018, and the related compliance certificate.

The foregoing description of the New Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Consent Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 14, 2018, the Company received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company had not yet filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2018 (the “Quarterly Report”), the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”). The Rule requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”).

As previously reported, on October 2, 2018, the Company received a notice (the “Original Notice”) from Nasdaq stating that the Company was not in compliance with the Rule because the Company had not timely filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2018 (the “Annual Report”). Pursuant to the Original Notice, the Company submitted to Nasdaq a plan to regain compliance (the “Plan”), and Nasdaq accepted the Plan and granted an exception pursuant to which the Company is required to file the Annual Report and the Quarterly Report with the SEC on or before March 12, 2019. The Notice also requires the Company to submit to Nasdaq an update to its Plan by no later than December 3, 2018.

On November 20, 2018, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit 10.1	Consent Agreement by and among the Company, its subsidiaries, and JPMorgan Chase Bank, N.A., dated November 15, 2018

Exhibit 99.1	Press Release of the Company dated November 20, 2018

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: November 20, 2018	By:	/s/ Stephen P. Herbert
Stephen P. Herbert,
Chairman and Chief Executive Officer